Exhibit 10.1

FIRST amendment TO
SECOND AMENDED AND RESTATED TERM LOAN agreement

dated as of

February 22, 2018

among

GOLDEN QUEEN MINING CO. LTD., as Borrower,

and

THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009,

EHT, LLC,

and

THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009

as Lenders

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is made as of February 22, 2018, among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation, (the “Borrower”), THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“LTC Lender”), EHT, LLC (“EHT Lender”), and THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009 (“CFT Lender” and, together with LTC Lender and EHT Lender, the “Lenders”).

WHEREAS, the Borrower and the Lenders are parties to the Second Amended and Restated Term Loan Agreement, dated November 21, 2016, as amended (the “Loan Agreement”; all capitalized terms used but not otherwise defined herein will have the meanings ascribed thereto in the Loan Agreement).

WHEREAS, the parties to the Loan Agreement wish to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to Loan Agreement.

1.1       The definition of Fixed Rate in Subsection 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Fixed Rate. 8% per annum up to and including December 31, 2017, and 10% per annum thereafter.”

1.2       Subsection 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The Loan shall bear interest at a rate per annum equal to the Fixed Rate. Such interest shall be payable quarterly in arrears on the first Business Day of each calendar quarter, commencing January 1, 2017. For interest payments due in calendar year 2017, the Borrower may elect, by notice to the Lenders prior to the due date for payment of interest, to pay interest in kind by adding such interest payment to the unpaid principal balance outstanding under the Loan, provided, that the total amount of interest so added to the principal balance of the Loan (the “Deferred Interest”) and any interest accrued thereon, shall be due and payable in full upon the earlier of (i) the date of completion of a rights offering by the Company substantially as described in the final short form prospectus dated November 24, 2017 (the “Rights Offering Date”) and filed with the securities regulatory authorities in the provinces of British Columbia, Alberta and Ontario, Canada, and (ii) March 5, 2018 (such date being the “Initial Principal Payment Date”);”

1.3       Section 2.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.4 Repayment of Loan. The Borrower shall repay the principal amount of the Loan as follows: (a) $5,376,037 on the Initial Principal Payment Date, which amount represents $2,500,000 of principal plus $2,876,037 in Deferred Interest; (b) $1,000,000 on each of April 1, 2018, July 1, 2018, September 1, 2018 and January 1, 2019; (c) $3,100,000 on April 1, 2019; and (b) an amount equal to the aggregate unpaid principal amount of the Loan, together with all accrued and unpaid interest, fees and other charges hereunder on the Maturity Date.”

2.       Conditions. This Amendment shall become and be effective upon completion of the following to the satisfaction of the Lenders:

2.1       This Amendment shall have been executed and delivered by the Borrower and the Lenders;

2.2       The Borrower shall have executed and delivered to the Lenders promissory notes dated as of the date of this Amendment in the aggregate principal amount equal to the amount of the Loan, such notes to be in substantially the form of Exhibit A-1, Exhibit A-2 and Exhibit A-3 hereto (together, the “Notes”). The Notes amend, restate and supersede the promissory notes dated November 21, 2016 and the Loan Agreement shall thereafter refer to such Notes as amended;

2.3       The Borrower shall pay to the Lenders on the Initial Principal Payment Date an amendment fee in the amount of Four Hundred Thousand Dollars ($400,000), to be allocated among the Lenders in accordance with their respective percentages as set forth on Schedule 2.1(a); and

2.4       The Borrower shall have executed and delivered to the Lenders an amendment to the Registration Rights Agreement in form and substance satisfactory to the Lenders.

3.       General. Except as hereby amended, all terms, conditions, representations and agreement set forth in the Loan Agreement remain the same, in full force and effect and are hereby ratified and confirmed by the parties.

[Remainder of Page Left Blank Intentionally; Signature Page Follows Immediately.]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first above written.

BORROWER:

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Brenda Dayton
Name: Brenda Dayton
Title: Corporate Secretary

LENDERS:

THE LANDON T. CLAY 2009
IRREVOCABLE TRUST DATED
MARCH 6, 2009

By:	/s/ Thomas M. Clay
Thomas M. Clay, Trustee

EHT, LLC

By:	/s/ Jonathan C. Clay
Jonathan C. Clay, Manager

THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009

By:	/s/ Thomas M. Clay
Thomas M. Clay, Trustee

[Signature page to First Amendment to Second Amended and Restated Term Loan Agreement]

Exhibit A-1

AMENDED AND RESTATED NOTE

$18,497,700.00	February 22, 2018

FOR VALUE RECEIVED, the undersigned GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), absolutely and unconditionally promises to pay to the order of THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“Payee”):

(a)       installments of principal amounts of the Loan as follows: ONE MILLION FOUR HUNDRED NINETY-ONE THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($1,491,750) on the Initial Principal Payment Date; FIVE HUNDRED NINETY-SIX THOUSAND SEVEN HUNDRED DOLLARS ($596,700) on each of April 1, 2018, July 1, 2018, September 1, 2018 and January 1, 2019; and ONE MILLION EIGHT HUNDRED FORTY-NINE THOUSAND SEVEN HUNDRED SEVENTY DOLLARS ($1,849,770) on April 1, 2019; pursuant to Section 2.4 of the Second Amended and Restated Term Loan Agreement, dated as of November 21, 2016 (as amended by the First Amendment to Second Amended and Restated Term Loan Agreement dated as of February 22, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Payee, EHT, LLC and The Clay Family 2009 Irrevocable Trust dated April 14, 2009;

(b)       ONE MILLION SEVEN HUNDRED SIXTEEN THOUSAND ONE HUNDRED THIRTY-ONE DOLLARS AND TWENTY-EIGHT CENTS ($1,716,131.28) in Deferred Interest owing to the Payee on the Initial Principal Payment Date, pursuant to the Loan Agreement;

(c)       an amount equal to the aggregate unpaid principal amount of the Loan together with all accrued and unpaid interest, fees and other charges owing to the Payee on the Maturity Date, pursuant to the Loan Agreement; and

(d)       interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such interest is computed pursuant to the Loan Agreement, at the times and at the rates provided in the Loan Agreement.

This Note evidences a borrowing under, is subject to the terms and conditions of the Loan Agreement and has been issued by the Borrower in accordance with the terms of the Loan Agreement and is one of the Notes referred to therein. The Payee and any permitted assignee of the Payee that is the holder hereof is entitled to the benefits and subject to the conditions of the Loan Agreement as a Lender and may enforce the agreements of the Borrower contained therein, and any such holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Pledge Agreement and guaranteed by the Subsidiary Guaranty described in the Loan Agreement.

Exhibit A-1

Upon execution, this Note amends, restates and supersedes the note dated November 21, 2016 made by the Borrower in favor of the Payee (the “2016 Note”), and hereby replaces and supersedes the 2016 Note in its entirety. The 2016 Note is null and void and hereby canceled for all purposes. This Note does not constitute a novation of the indebtedness evidenced by the 2016 Note, and all amounts due and payable under the 2016 Note as amended hereby shall continue to be due and payable under this Note until paid in full.

All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

This Note is a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State without reference to its conflict or choice of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Note).

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Brenda Dayton
Name: Brenda Dayton
Title: Corporate Secretary

Exhibit A-2

AMENDED AND RESTATED NOTE

$7,750,000.00	February 22, 2018

FOR VALUE RECEIVED, the undersigned GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), absolutely and unconditionally promises to pay to the order of EHT, LLC (“Payee”):

(a)       installments of principal amounts of the Loan as follows: SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($625,000) on the Initial Principal Payment Date; TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) on each of April 1, 2018, July 1, 2018, September 1, 2018 and January 1, 2019; and SEVEN HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($775,000) on April 1, 2019; pursuant to Section 2.4 of the Second Amended and Restated Term Loan Agreement, dated as of November 21, 2016 (as amended by the First Amendment to Second Amended and Restated Term Loan Agreement dated as of February 22, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Payee, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, and the Clay Family 2009 Irrevocable Trust dated April 14, 2009;

(b)       SEVEN HUNDRED NINETEEN THOUSAND AND NINE DOLLARS AND TWENTY-FIVE CENTS ($719,009.25) in Deferred Interest owing to the Payee on the Initial Principal Payment Date, pursuant to the Loan Agreement;

(c)       an amount equal to the aggregate unpaid principal amount of the Loan together with all accrued and unpaid interest, fees and other charges owing to the Payee on the Maturity Date, pursuant to the Loan Agreement; and

(d)       interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such interest is computed pursuant to the Loan Agreement, at the times and at the rates provided in the Loan Agreement.

This Note evidences a borrowing under, is subject to the terms and conditions of the Loan Agreement and has been issued by the Borrower in accordance with the terms of the Loan Agreement and is one of the Notes referred to therein. The Payee and any permitted assignee of the Payee that is the holder hereof is entitled to the benefits and subject to the conditions of the Loan Agreement as a Lender and may enforce the agreements of the Borrower contained therein, and any such holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Pledge Agreement and guaranteed by the Subsidiary Guaranty described in the Loan Agreement.

Exhibit A-2

Upon execution, this Note amends, restates and supersedes the note dated November 21, 2016 made by the Borrower in favor of the Payee (the “2016 Note”), and hereby replaces and supersedes the 2016 Note in its entirety. The 2016 Note is null and void and hereby canceled for all purposes. This Note does not constitute a novation of the indebtedness evidenced by the 2016 Note, and all amounts due and payable under the 2016 Note as amended hereby shall continue to be due and payable under this Note until paid in full.

All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

This Note is a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State without reference to its conflict or choice of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Note).

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Brenda Dayton
Name: Brenda Dayton
Title: Corporate Secretary

Exhibit A-3

AMENDED AND RESTATED NOTE

$4,752,300.00	February 22, 2018

FOR VALUE RECEIVED, the undersigned GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), absolutely and unconditionally promises to pay to the order of THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009 (“Payee”):

(a)       installments of principal amounts of the Loan as follows: THREE HUNDRED EIGHTY-THREE THOUSAND TWO HUNDRED FIFTY DOLLARS ($383,250) on the Initial Principal Payment Date; ONE HUNDRED FIFTY-THREE THOUSAND THREE HUNDRED DOLLARS ($153,300) on each of April 1, 2018, July 1, 2018, September 1, 2018 and January 1, 2019; and FOUR HUNDRED SEVENTY-FIVE THOUSAND TWO HUNDRED THIRTY DOLLARS ($475,230) on April 1, 2019; pursuant to Section 2.4 of the Second Amended and Restated Term Loan Agreement, dated as of November 21, 2016 (as amended by the First Amendment to Second Amended and Restated Term Loan Agreement dated as of February 22, 2018 and as further amended restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Payee, EHT, LLC, and the Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009;

(b)       FOUR HUNDRED FORTY THOUSAND EIGHT HUNDRED NINETY-SIX DOLLARS AND FORTY SEVEN CENTS ($440,896.47) in Deferred Interest owing to the Payee on the Initial Principal Payment Date, pursuant to the Loan Agreement;

(c)       an amount equal to the aggregate unpaid principal amount of the Loan together with all accrued and unpaid interest, fees and other charges owing to the Payee on the Maturity Date, pursuant to the Loan Agreement; and

(d)       interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such interest is computed pursuant to the Loan Agreement, at the times and at the rates provided in the Loan Agreement.

This Note evidences a borrowing under, is subject to the terms and conditions of the Loan Agreement and has been issued by the Borrower in accordance with the terms of the Loan Agreement and is one of the Notes referred to therein. The Payee and any permitted assignee of the Payee that is the holder hereof is entitled to the benefits and subject to the conditions of the Loan Agreement as a Lender and may enforce the agreements of the Borrower contained therein, and any such holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Pledge Agreement and guaranteed by the Subsidiary Guaranty described in the Loan Agreement.

Exhibit A-3

Upon execution, this Note amends, restates and supersedes the note dated November 21, 2016 made by the Borrower in favor of the Payee (the “2016 Note”), and hereby replaces and supersedes the 2016 Note in its entirety. The 2016 Note is null and void and hereby canceled for all purposes. This Note does not constitute a novation of the indebtedness evidenced by the 2016 Note, and all amounts due and payable under the 2016 Note as amended hereby shall continue to be due and payable under this Note until paid in full.

All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

This Note is a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State without reference to its conflict or choice of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Note).

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Brenda Dayton
Name: Brenda Dayton
Title: Corporate Secretary